EXHIBIT 99.1

1 President's Report

5 From the Lead Director

6 Pulp and Paper Facilities

6 Sales by Area

7 Shareholder Information

12 Corporate Information

President's Report

Mercer International Inc. is a major market pulp producer with mills in Germany and Canada. The Company conducts pulp operations through three subsidiaries: Zellstoff-und Papierfabrik Rosenthal GmbH & Co. KG and its affiliates ("Rosenthal"), a wholly owned subsidiary, which operates a Northern Bleached Softwood Kraft (NBSK) pulp mill near Blankenstein, Germany, Zellstoff Celgar Limited ("Celgar"), a wholly owned subsidiary, which operates a NBSK pulp mill near Castlegar, British Columbia, Canada and Zellstoff Stendal GmbH and its affiliates ("Stendal"), a 63.6% owned subsidiary, which operates a large new NBSK pulp mill near Stendal in northern Germany. Mercer conducts its paper operations through Dresden Papier GmbH ("DP"), which is wholly owned and produces high-value-added specialty papers and printing and writing papers at two mills in Heidenau and Fährbrücke, Germany. The Company's shares trade on the National Market of the NASDAQ Stock Exchange ("MERC") and on the Toronto Stock Exchange ("MRI.U").

In 2005, we at Mercer completed our company’s transformation into a world-class NBSK pulp producer. In our market presence, in the quality of our production assets and in the performance of our mills, our people and our business systems, we are on track to compete, succeed and operate profitably in the global NBSK pulp market. The vision we have been building towards for more than a decade is now reality.

Just two short years ago, Mercer was a mid-sized European pulp and paper company with two paper mills and annual production capacity of 300,000 tonnes of NBSK pulp at Rosenthal, serving regional European markets. Today, with Stendal already producing at well over 80% of its initial rated capacity of 552,000 tonnes/yr and the Celgar mill producing over 400,000 tonnes, our pulp production has more than quadrupled. Our customer base has broadened to embrace the other two principal world pulp markets: North America and East Asia. And the Mercer name is rapidly gaining global respect among pulp users as a guarantee of quality, reliability and service. While Mercer will remain alert to further potential expansion opportunities, our energies are now focused on improving the operational and marketing performance of our business to maximize operating profits.
Consequently, the past year has been one not of rest, certainly, but rather of regularization of business for Mercer. As we grow our organization, our emphasis naturally shifts from the big, bold projects to the special people who make them work on a daily basis, and from the sweeping plans and innovative financing arrangements to the steady, disciplined work of incremental improvement in production, marketing, safety and sustainability. Our rapid growth over these past years has certainly made for exciting times at Mercer. But the real goal, long-term profitability, will depend on the sustainability of our business practices. We recognize this in the efforts we devote every day to waste and emissions reduction, the World Class Safety and Training initiative, sustainable forestry practices and our adherence to the latest ISO and chain-of-custody standards.
Reflecting this change in the focus of our attention, our board and senior management team are more dependent on our people in production and marketing to achieve our key objectives. They continue to work very hard to make our company succeed, and we always look forward to hearing their views about our company. We appreciate their enormous contributions to our success.
Our thanks to them and to our customers and suppliers, and our best wishes to all for a prosperous 2006.
On Behalf of the Board,
Jimmy S.H. Lee,
President and Chairman

From the Lead Director
The Board of Directors is pleased with the organization’s performance in 2005, particularly in light of the significant acquisition and financing activity undertaken during the year. Your board played an active role reviewing management’s plans and strategic initiatives to ensure they remain consistent with our objective of creating a premier global pulp company. We focused on ensuring that the company’s major initiatives generate attractive returns for shareholders without exposing it to unnecessary risk.
While we are pleased with our role in helping management achieve success. We also appreciate the need to remain independent. In this regard, early in 2006 we undertook a comprehensive review of the board’s committees and Terms of Reference. We updated our existing framework and added some new provisions to ensure we continue to meet both regulator and shareholder expectations; these documents can be viewed on the Mercer website.
As Deputy Chairman and Lead Director, my role is to provide leadership so the Board continues to enhance Mercer’s performance. My goal is to ensure the Board achieves the right balance between the need to oversee and assess management and the need to avoid stifling management creativity, so we retain the ability to grow shareholder value.
I thank the directors and management for their efforts this past year. This team worked hard, and showed its ability to function with a strong sense of integrity and corporate responsibility. I also thank our employees in Germany and Canada for their efforts in meeting customer and shareholder expectations. As a board, we look forward to providing independent and constructive advice to management in their efforts to enhance shareholder value in the long term, and we extend our best wishes for further success in 2006.
Ken Shields
Deputy Chairman

Pulp and Paper Facilities

Pulp			Paper
Rosenthal	Stendal	Celgar	Fährbrücke	Heidenau
Product:	Product:	Product:	Product:	Product:
Bleached kraft pulp	Bleached kraft pulp	Bleached kraft pulp	Printing, writing and	Standard and Non-
Rated capacity:	Rated capacity:	Rated capacity:	food packing papers	woven wallpaper base
310,000 tpy	552,000* tpy	430,000 tpy	Rated capacity:	Rated capacity:
	*forecast capacity		35,000 tpy	35,000 tpy
Sales by Area
Geographic distribution of revenues for the years ended December 31,

(1)	Not including Germany or Italy; includes new entrant countries to the European Union from their time of admission.

Shareholder Information
Market Information
Our shares of beneficial interest are quoted for trading on the Nasdaq National Market under the symbol “MERC” and listed in U.S. dollars on the Toronto Stock Exchange under the symbol “MRI.U”. The following table sets forth the high and low reported sale prices of our shares on the Nasdaq National Market for each quarter in the two-year period ended December 31, 2005, and for the period ended March 31, 2006:

Fiscal Quarter Ended	High	Low

2004
March 31	$9.55	$6.31
June 30	$9.78	$7.40
September 30	$10.10	$8.16
December 31	$11.35	$8.29

2005
March 31	$11 .40	$8.50
June 30	$9.21	$6.89
September 30	$8.95	$6.86
December 31	$8.39	$6.78

2006
March 31	$9.45	$7.46
Annual Meeting
The Annual Shareholders’ Meeting will be held on June 12, 2006.
Form10-K
A copy of our Annual Report on Form 10-K for the year ended December 31, 2005 was filed with the Securities and Exchange Commission is enclosed with and forms a part of this President’s Report. The Form 10-K provides important information about the Company, including business, financial and other information and should be read in conjunction with this report.
Shareholder Information
As at March 31, 2006, there were approximately 477 holders of record of our shares and a total of 33,169,760 shares were outstanding.
Dividend Information
The declaration and payment of dividends is at the discretion of our Board of Directors. Our Board of Directors has not declared or paid any dividends on our shares in the past two years and does not anticipate declaring or paying dividends in the foreseeable future.

Directors, Executive Officers
and Senior Management
Subsequent to our Conversion to a corporate form, we are governed by a board of directors, each member of which is elected annually, beginning with our annual meeting to be held in 2006. Prior to the Conversion, as a business trust, we were managed by “trustees”, who have comparable duties and responsibilities as directors of corporations and were elected by shareholders for staggered three-year terms. Each of our issued and outstanding shares of common stock is entitled to one vote at such meetings. The following sets forth information relating to our directors and executive officers, each of whom was also a trustee and/or executive officer prior to the Conversion:
Jimmy S.H. Lee, age 49, has been a director since May 1985 and President and Chief Executive Officer since 1992. Previously, Mr. Lee served with MFC Bancorp Ltd. as a director from 1986, Chairman from 1987 and President from 1988 to December 1996, respectively. During Mr. Lee’s tenure with the Company, the Company acquired the Rosenthal mill, converted the Rosenthal mill to the production of kraft pulp, constructed and started up the Stendal mill and acquired the Celgar mill.
William D. McCartney, age 50, has been a director since January 2003. Mr. McCartney has been President and Chief Executive Officer of Pemcorp Management Inc., a management services company, since 1990. Mr. McCartney is a director of Southwestern Resources Corp., where he has served since March 2004. Mr. McCartney is also a member of the Institute of Chartered Accountants in Canada.
Kenneth A. Shields, age 57, has been a director since August 2003. He also serves as our Lead Director and, since the Conversion, as our Deputy Chairman. Mr. Shields currently serves as a member of the board of directors of Raymond James Financial, Inc. and serves as the Chairman and a member of the board of directors of its Canadian subsidiary, Raymond James Ltd. Mr. Shields is also a director of TimberWest Forest Corp. and a Director of the Council for Business and the Arts in Canada. Additionally, Mr. Shields has served as past Chairman of the Investment Dealers Association of Canada and Pacifica Papers Inc., and is a former director of each of Slocan Forest Products Ltd. and the Investment Dealers Association of Canada.

Guy W. Adams, age 55, has been a director since August 2003. Mr. Adams is the managing member of GWA Advisors, LLC, GWA Investments, LLC, referred to as “GWA”, and GWA Capital Partners, LLC, where he has served since 2002, and is the managing member of GWA Master Fund, LP since October 2004. GWA Advisors, LLC is a private equity investment firm and a holding company for Mr. Adams’ private equity investments. GWA is an investment fund investing in publicly traded securities managed by GWA Capital Partners, LLC, a registered investment advisor. Prior to 2002, Mr. Adams was the President of GWA Capital, which he founded in 1996 to invest his own capital in public and private equity transactions, and a business consultant to entities seeking refinancing or recapitalization.
Eric Lauritzen, age 68, has been a director since June 2004. Mr. Lauritzen was President and Chief Executive Officer of Harmac Pacific, Inc., a North American producer of softwood kraft pulp previously listed on the Toronto Stock Exchange and acquired by Pope & Talbot Inc. in 1998, from May 1994 to July 1998, when he retired. Mr. Lauritzen was Vice President, Pulp and Paper Marketing of MacMillan Bloedel Limited, a North American pulp and paper company previously listed on the Toronto Stock Exchange and acquired by Weyerhaeuser Company Limited in 1999, from July 1981 to April 1994.
Graeme A. Witts, age 68, has been a director since January 2003. Mr. Witts organized Sanne Trust Company Limited, a trust company located in the Channel Islands, in 1988 and was managing director from 1988 to 2000, when he retired. Mr. Witts is also a fellow of the Institute of Chartered Accountants of England and Wales.
David M. Gandossi, age 48, has been Secretary, Executive Vice-President and Chief Financial Officer since August 15, 2003. Mr. Gandossi was formerly the Chief Financial Officer and Executive Vice-President of Formation Forest Products (a closely held corporation) from June 2002 to August 2003. Mr. Gandossi previously served as Chief Financial Officer, Vice-President, Finance and Secretary of Pacifica Papers Inc., a North American specialty pulp and paper manufacturing company previously listed on the Toronto StockExchange, from December 1999 to August 2001 and Controller and Treasurer from June 1998 to December 1999. From June 1998 to August 31, 1998,

he also served as Secretary to Pacifica Papers Inc. From March 1998 to June 1998, Mr. Gandossi served as Controller, Treasurer and Secretary of MB Paper Ltd. From April 1994 to March 1998, Mr. Gandossi held the position of Controller and Treasurer with Harmac Pacific Inc., a Canadian pulp manufacturing company previously listed on the Toronto Stock Exchange. Mr. Gandossi is a member of the Institute of Chartered Accountants in Canada.
Leonhard Nossol, age 48, has been our Group Controller for Europe since August 2005. He has also been a managing director of Rosenthal since 1997 and the sole managing director of Rosenthal since September 2005. Mr. Nossol had a significant involvement in the conversion of the Rosenthal mill to the production of kraft pulp in 1999 and the related increase in the mill’s annual production capacity to 280,000 ADMTs, and subsequently to 310,000 ADMTs, as well as the reduction in production costs at the mill.
David Brien, age 46, has been Vice-President, Controller of Mercer since August 2005 and Vice-President. Finance and Administration of Zellstoff Celgar Limited, our wholly owned subsidiary that operates the Celgar mill, since February 2005. Mr. Brien was formerly the Chief Financial Officer of Celgar from September 2001 through to February 2005. Mr. Brien previously served as Senior Vice-President and Chief Financial Officer of Crown Packaging Ltd., a corrugated and specialty packaging company, from January 1997 to July 2001. From 1995 to 1997, he served as the Chief Financial Officer and Corporate Controller of Finlay Forest Industries, a newsprint and sawmilling company that is currently owned by Abitibi Consolidated. Mr. Brien is a member of the Institute of Chartered Accountants in Canada.
David M. Cooper, age 52, has been Vice President of Sales and Marketing for Europe since June 2005. Mr. Cooper previously held a variety of senior positions around the world in Sappi Ltd., a large global forest products group, from 1982 to 2005, including the sales and marketing of various pulp and paper grades and the management of a manufacturing facility. He has more than 23 years of diversified experience in the international pulp and paper industry.

Eric X. Heine, age 42, has been Vice President of Sales and Marketing for North America and Asia since June 2005. Mr. Heine was previously Vice President Pulp and International Paper Sales and Marketing for Domtar Inc., a global pulp and paper corporation, from 1999 to 2005. He has over 18 years of experience in the pulp and paper industry, including developing strategic sales channels and market partners to build corporate brands.
Werner Stüber, age 64, has been Vice President of Technical Support and Pulp Operations since August 2005. Mr. Stüber was previously a managing director of our Rosenthal mill from 1996 to 2005. Mr. Stüber had a significant involvement in the conversion of the Rosenthal mill to the production of kraft pulp in 1999 and the related increase in the mill’s annual production capacity to 280,000 ADMTs, and subsequently to 310,000 ADMTs, as well as the reduction in production costs at the mill.
Wolfram Ridder, age 44, was appointed Vice President of Business Development in August 2005, prior to which he was a managing director of Stendal, our 63.6% owned project subsidiary that has completed construction of a new state-of-the-art NBSK kraft pulp mill near the town of Stendal, Germany, from July 2002. Mr. Ridder was the principal assistant to our Chief Executive Officer from November 1995 until September 2002.
Ulf Johansson, age 57, was appointed a managing director of Stendal in July 2003. From 1996 to 2003, Mr. Johannson was a director of Södra Cell AB, a large Swedish forestry company, and Resident Manager of the company’s Monsteras mill. He was responsible for all large expansion projects of Södra Cell, including with respect to the increase in the annual production capacity at the Monsteras mill from approximately 300,000 ADMTs to approximately 750,000 ADMTs.

Corporate Information
Board of Directors, Executive
Officers and Senior Management
Jimmy S.H. Lee
President, CEO and Chairman
Director/Trustee since 1985
David M. Gandossi, C.A.
Executive Vice President,
CFO & Secretary
Guy W. Adams***
GWA Capital Partners LLC
Director/Trustee since 2003
Eric Lauritzen* ***
Independent Consultant
Director/Trustee since 2004
William D. McCartney* **
Pemcorp Management Corp.
Director/Trustee since 2003
Kenneth A. Shields** ***
Raymond James Ltd.
Lead Director/Trustee since 2003
Graeme A. Witts* **
Retired Businessman
Director/Trustee since 2003
Werner Stüber
VP Technical Support & Pulp
Operations
Wolfram Ridder
VP Business Development
Ulf Johansson
Managing Director, Stendal
Leonhard Nossol
Controller, European Operations
Managing Director, Rosenthal
David Brien, C.A.
VP, Controller
David Cooper
VP Sales & Marketing, Europe
Eric Heine
VP Sales & Marketing, NA & Asia
Jochen Riepl
Business Manager, Stendal
Hans-Jürgen Mielisch
Operations Manager, Rosenthal
Genevieve Stannus
Treasurer

*     Member of Audit Committee
**   Member of Governance and Nominating Committee
*** Member of Compensation Committee
Offices
Canadian Office
Suite 2840, PO Box 11576
650 West Georgia Street
Vancouver, BC
Canada V6B 4N8
Telephone: (1) 604 684 1099
Facsimile: (1)604 684 1094
e-mail: info@mercerint.com
German Office
c/o Stedal Pulp Holdings
CharlottenstraBe 59
10117 Berlin
Germany
Telephone: (49) 30 30 64 710
Facsimile: (49) 30 30 64 7199
US Office
14900 Interurban Avenue South
Suite 282
Seattle, Washington
USA 98168
Pulp Operations
Zellstoff-und Papierfabrik
Rosenthal GmbH & Co. KG
HaupstraBe 16
D 07366 Blankenstein (Saale)
Germany
Telephone: (49) 36642 82166
Facsimile: (49) 36642 82270
e-mail: info@zpr.de
Zellstoff Stendal GmbH
Goldbecker StraBe 1
D 39596 Arneburg
Germany
Telephone: (49) 39321 550
Facsimile: (49) 39321 55108
e-mail: info@zellstoff-stendal.de
Zellstoff Celgar Limited Partnership
PO Box 1000
Castlegar, BC
Canada VIN 3H9
Telephone: (1) 250 365 7211
Facsimile: (1)250 365 4211
Paper Operations
Dresden Papier GmbH
Pirnaer StraBe 31-33
D 01809 Heidenau
Germany
Telephone: (49) 3529 554 159
Facsimile: (49) 3529 518 204
e-mail: marketing@dresden-papier.com
Investor Relations
David M. Gandossi, C.A.
EVP, CFO and Secretary
Mercer International Inc.
Suite 2840, PO Box 11576
650 West Georgia Street
Vancouver, BC
Canada V6B 4N8
Telephone: (1) 604 684 1099
Facsimile: (1) 604 684 1094
e-mail: info@mercerint.com
Investor and Media Contact
Eric Boyriven
Financial Dynamics
88 Pine Street, 32nd Floor
New York, New York
USA 10005
Telephone: (1) 212 850-5600
Facsimile: (1) 212 850-5790
e-mail: nyinfo@fdmw.com
Auditors
Deloitte & Touche LLP
P.O. Box 49279
Four Bentall Centre
1055 Dunsmuir Street
Suite 2800
Vancouver, BC
Canada V7X 1P4
Legal
Sangra Moller LLP
Barristers and Solicitors
1000 Cathedral Place
925 West Georgia St.
Vancouver, BC
Canada V6C 3L2
Transfer Agents
Mellon Investor Services LLC
480 Washington Boulevard
Jersey City, NJ
USA 07310-190
Telephone: (1) 800 522 6645
Computershare
Investor Services Inc.
100 University Avenue
9th Floor
Toronto, ON
Canada M5J 2Y1
Telephone: (1) (800) 564 6253
Facsimile: (1) (866) 249 7775
Stock Listings
NASDAQ National Market
Trading Symbol: MERC
Toronto Stock Exchange
Trading Symbol: MRI,U
Incorporation
Washington State, USA
Website
mercerint.com

Statements in this report that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements are based on present information we have related to our existing business circumstances and involve a number of risks and uncertainties, any of which could cause actual results to differ materially from these forward-looking statements. We caution you that we do not assume any obligation to update forward-looking statements based on unanticipated events or changed expectations. Factors that could cause actual results to differ materially include, but are not limited to those contained in documents we file from time to time with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2005, a copy of which is included with and forms a part of this report.
Printed on recycled paper using soy based UV inks which create no V.O.C. emissions.

Printed in Canada
DESIGN: HOY JACOBSEN & CO.